Exhibit 24.2

                     JOINT FILING AGREEMENT

     The undersigned hereby agree that the statement on Schedule 13D with respect to the shares of Common Stock, par value $.01 per share, of Penton Media, Inc., a Delaware corporation ("Penton"), dated August 11, 1998, and any amendments thereto, executed by or on behalf of the undersigned, in accordance with and pursuant to the power of attorney set forth below or otherwise, is and shall be filed jointly on behalf of the undersigned, pursuant to and in accordance with the provisions of Rule 13d-1(f) under the Securities Exchange Act of 1934.

     This agreement may be executed in separate counterparts by each of the undersigned, each of which shall be an original but all of which, taken together, shall constitute one and the same instrument.
 It shall not be necessary that each of the undersigned sign any one counterpart.

                       POWER OF ATTORNEY

     The undersigned individuals hereby constitute and appoint King
W. Harris, Neison Harris, Irving B. Harris, and Edward J. Schwartz and each of them individually, his true and lawful attorneys-in-fact and agents for him in his name, place and stead, to sign any and all initial filings on Schedule 13D under the Securities and Exchange Act of 1934, and any amendments thereto, relating to the securities of Penton and to file the same with the Securities and Exchange Commission and hereby grant to such attorneys-in-fact and agents, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully as to all intents and purposes as he might or could do, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof in connection with such filings. This power of attorney shall expire on December 31, 2008.

Dated:   August 11, 1998



/s/ Neison Harris
Neison Harris, individually and as
               Trustee for Neison Harris Trust dtd 11/6/85



/s/Bette D. Harris
Bette D. Harris, individually and as
                 Trustee for Bette D. Harris Trust dtd 12/11/87

/s/ John B. Harris
John B. Harris




/s/ Katherine Harris                   /s/ Toni H. Paul
Katherine Harris                       Toni H. Paul




Katherine Harris Trust f/b/o Katherine Harris
Bette D. Harris Trust dtd 1/13/59 f/b/o John B. Harris
Bette D. Harris Trust dtd 1/13/59 f/b/o Charles H. Paul
Bette D. Harris Trust dtd 1/13/59 f/b/o Kelly L. Paul
Bette D. Harris Trust dtd 1/13/59 f/b/o Alan H. Paul
Bette D. Harris Trust dtd 1/13/59 f/b/o Laurie B. Paul
King W. Harris Children's Trust
Toni H. Paul Children's Trust f/b/o Charles H. Paul
Toni H. Paul Children's Trust f/b/o Kelly L. Paul
Toni H. Paul Children's Trust f/b/o Alan H. Paul
Toni H. Paul Children's Trust f/b/o Laurie B. Paul
Neison Harris Trust dtd 1/12/54 f/b/o William J. Friend
Neison Harris Trust dtd 1/12/54 f/b/o Pam F. Szokol
Neison Harris Trust dtd 1/12/54 f/b/o Scott C. Friend
Neison Harris Trust dtd 1/12/54 f/b/o John B. Harris
Neison Harris Trust dtd 1/12/54 f/b/o Charles H. Paul
Neison Harris Trust dtd 1/12/54 f/b/o Kelly L. Paul
Neison Harris Trust dtd 1/12/54 f/b/o Alan H. Paul
Neison Harris Trust dtd 1/12/54 f/b/o Laurie B. Paul


By: /s/ Katherine Harris
Katherine Harris, as Trustee





/s/ Pam F. Szokol
Pam F. Szokol, individually and as
               Trustee of Pam Szokol Trust f/b/o Pam Szokol

/s/ William J. Friend
William J. Friend, individually and as
                   Trustee of William J. Friend Trust
                   f/b/o William J. Friend




/s/ King Harris
King W. Harris, individually and
                as Trustee of King Harris Trust of 1990




Katherine Harris Trust f/b/o Katherine Harris
Bette D. Harris Trust dtd 1/13/59 f/b/o John B. Harris
Bette D. Harris Trust dtd 1/13/59 f/b/o Charles H. Paul
Bette D. Harris Trust dtd 1/13/59 f/b/o Kelly L. Paul
Bette D. Harris Trust dtd 1/13/59 f/b/o Alan H. Paul
Bette D. Harris Trust dtd 1/13/59 f/b/o Laurie B. Paul
Toni H. Paul Children's Trust f/b/o Charles H. Paul
Toni H. Paul Children's Trust f/b/o Kelly L. Paul
Toni H. Paul Children's Trust f/b/o Alan H. Paul
Toni H. Paul Children's Trust f/b/o Laurie B. Paul
Pam Szokol Trust f/b/o Pam Szokol
William J. Friend Trust f/b/o William J. Friend
Scott C. Friend Trust f/b/o Scott C. Friend
Neison Harris Trust dtd 1/12/54 f/b/o William J. Friend
Neison Harris Trust dtd 1/12/54 f/b/o Pam F. Szokol
Neison Harris Trust dtd 1/12/54 f/b/o Scott C. Friend
Neison Harris Trust dtd 1/12/54 f/b/o John B. Harris
Neison Harris Trust dtd 1/12/54 f/b/o Charles H. Paul
Neison Harris Trust dtd 1/12/54 f/b/o Kelly L. Paul
Neison Harris Trust dtd 1/12/54 f/b/o Alan H. Paul
Neison Harris Trust dtd 1/12/54 f/b/o Laurie B. Paul


By: /s/ King W. Harris
King W. Harris, as Trustee



/s/ King W. Harris
King W. Harris, as Custodian for Charles H. Paul and Kelly L. Paul